THE USX CHINA FUND

A SERIES OF 360 FUNDS

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

Dated July 12, 2011

This Supplement to the Statement of Additional Information (“SAI”) for The USX China Fund (the “Fund”), a series of 360 Funds (formerly known as Parr Family of Funds) (the “Trust”), updates the SAI for the Fund dated August 29, 2010, as supplemented on March 16, 2011, to include additional information as described below. For further information, please contact the Fund toll-free at 877-244-6235. You may also obtain additional copies of the Fund’s SAI and Prospectus, free of charge, by writing to the Fund at The USX China Fund c/o Matrix 360 Administration, LLC, 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, Pennsylvania, 19090-1904, or by calling the Fund toll-free at the number above.

This Supplement to the SAI notifies shareholders, potential investors and other interested parties of the following:

1.	The first paragraph of the section entitled “INVESTMENT OBJECTIVES, POLICIES AND RISKS,” is hereby replaced in its entirety with the following to reflect the Trust’s new name:

The 360 Funds (the “Trust”) was organized on February 25, 2005 as a Delaware statutory trust.  The sole series of shares of the Trust is The USX China Fund (the “Fund”), an open end management investment company.  Prior to July 12, 2011, the Trust was known as the Parr Family of Funds.  Prior to August 27, 2007, the Trust was known as the Pope Family of Funds and the Fund was known as the Halter Pope USX China Fund.  The Prospectus describes the Fund’s investment objective and principal investment strategy, as well as the principal investment risks of the Fund.  The following descriptions and policies supplement these descriptions, and also include descriptions of certain types of investments that may be made by the Fund but are not principal investment strategies of the Fund.  Attached to this Statement of Additional Information (the “SAI”) is Appendix A, which contains descriptions of the rating symbols used by recognized statistical rating organizations for certain securities in which the Fund may invest.

2.
The table listing the Trustees and executive officers of the Trust in the section entitled “BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS” is hereby replaced in its entirety with the following to reflect the election of new Trustees by the shareholders of the Trust at the shareholders meeting held on June 17, 2011 (the “Shareholders Meeting”) and the appointment of new officers of the Trust:

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships
Independent Trustees
Thomas Krausz 420 Lexington Avenue Suite 601 New York, NY 10170 Age 66	Trustee	Since June 2011
Mr. Krausz has been a management consultant to private enterprises since 2007. From 2005 to 2007 he was the Chief Technology Officer for IDT Ventures, a venture capital and business development firm. Prior to 2005, he was President of Mentorcom Services, Inc., a consulting and services company focusing on networking and web development.
				One	None
Art Falk 420 Lexington Avenue Suite 601 New York, NY 10170 Age 73	Trustee	Since June 2011	Mr. Falk has been the President of Murray Hill Financial Marketing, a financial marketing consulting firm, since 1990.	One	None
Tom M. Wirtshafter 420 Lexington Avenue Suite 601 New York, NY 10170 Age 56	Trustee	Since June 2011
Mr. Wirtshafter has been the President of each of American Portfolios Financial Services, a broker-dealer, and American Portfolios Advisors, an investment adviser, since 2009. From 2005 to 2008 Mr. Wirtshafter was a business consultant. Prior to 2005 he served in executive and consulting roles for various companies in the financial services industry.
				One	None
Interested Trustee*
Christopher Anci 420 Lexington Avenue Suite 601 New York, NY 10170 Age 43	Trustee and President	Since June 2011
Mr. Anci is Chief Executive Officer of Matrix 360 Advisor, LLC, the Fund’s investment advisor (“Matrix 360”), and has held various positions with Matrix Capital Group, Inc., the Fund’s underwriter, since 1996 (serving as its President since 1/2004) and as President of LM Anderson Securities, a broker-dealer, since 2/2002.
				One	None

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships
Officers
David Ganley 630 Fitzwatertown Road Willow Grove, Pennsylvania 19090 Age 64	Chief Compliance Officer, Secretary and Treasurer	CCO Since Inception; Secretary and Treasurer since June 2011	Mr. Ganley has been the Senior Vice President of Matrix Capital Group since January 2005.	N/A	N/A
Larry Beaver 630 Fitzwatertown Road Willow Grove, PA 19090 Age 42	Assistant Treasurer	Since March 2007	Mr. Beaver has been with Matrix Capital Group since February 2005 and currently is the Director of Fund Administration.	N/A	N/A

* The Interested Trustee is an Interested Trustee because he is an officer and employee of Matrix 360.

3.	The section entitled “BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS – Board Structure” is hereby replaced in its entity with the following:

The Trust’s Board of Trustees includes three independent Trustees and one interested Trustee, Mr. Anci. The Trustees have determined that, given the current and historical small size of the Fund and the fact that there is a single fund of the Trust, the Trust’s current leadership structure is appropriate, as it allows Trust management to communicate with each independent Trustee as and when needed, and permits each independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function. With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and the Fund. During these meetings, the Board receives reports from the Fund’s administrator, transfer agent and distributor, and Trust management, including the Trust’s President and the Trust’s Chief Compliance Officer on regular quarterly items and, where appropriate and as needed, on specific issues.  As part of its oversight function, the Board also may hold special meetings or communicate directly with the Trust’s officers to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee, a Nominating Committee and a Proxy Voting Committee (discussed in more detail below). Each of these Committees is comprised entirely of independent Trustees.

4.	The second paragraph in the section entitled “BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS – Qualification of Trustees” is hereby replaced in its entity with the following:

Mr. Anci has experience managing a broker-dealer, a registered investment adviser and a mutual fund services company.  Mr. Krausz has experience as president of a business consulting firm, and additionally has experience as a Chief Technology Officer of a venture capital and business development firm. Mr. Falk has more than 20 years’ experience as President of a marketing firm focused on the mutual fund industry.  Mr. Wirtshafter has more than 30 years’ experience managing and operating a broker-dealer and an investment adviser.

5.	The section entitled “BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - Fair Value Committee” is hereby updated as follows:

Art Falk, Stephen L. Parr, and David Ganley are the members of the Trust’s Fair Value Committee.

6.	The section entitled “BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS Beneficial Equity Ownership” is hereby replaced in its entirety with the following:

The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2010 and stated as one of the following ranges:  A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee*	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies
Independent Trustees
Thomas Krausz	A	A
Art Falk	A	A
Tom M. Wirtshafter	A	A
Interested Trustees
Christopher Anci	A	A

* Each Trustee serves as a trustee to the one fund of the Trust.

7.	The section entitled “MANAGEMENT AND ADMINISTRATION - Investment Adviser” is hereby replaced in its entirety with the following:

Matrix 360 Advisor, LLC, 420 Lexington Avenue, Suite 601, New York, New York 10170, serves as investment adviser to the Fund.  Information about the Adviser and its duties and compensation as Adviser is contained in the Prospectus.  The Adviser is a Delaware limited liability company and registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Christopher Anci is the Managing Member of the Adviser. The Adviser is owned by Mr. Anci and Matrix 360 Holding LLC, of which Mr. Anci is a member. Mr. Anci is also the Chief Executive Officer of Matrix Capital Group, Inc., which is the principal underwriter and distributor of the Fund.

The Adviser manages the Fund’s investments pursuant to an Investment Advisory Agreement (the “Advisory Agreement’) in accordance with the stated policies of the Fund, subject to the approval of the Trustees.  The Adviser is responsible for investment decisions and the oversight of the Fund’s investment sub-adviser.  The Advisory Agreement is effective for an initial two-year period and thereafter will be subject to renewals for periods of one year only so long as such renewal and continuance is specifically approved at least annually by the Trustees, including a majority of the Independent Trustees or by vote of a majority of the Fund’s outstanding voting securities.  The Advisory Agreement is terminable without penalty on 30 days’ notice by the Trustees or by vote of a majority of the outstanding voting securities of the Fund.  The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties; or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Adviser will receive a monthly management fee equal to an annual rate of 1.25% of the Fund’s net assets.  In addition, the Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses and payments, if any, under the Rule 12b-1 Plan) to not more than 2.00% of the average daily net assets of the Fund through October 1, 2011.  As a result, the Fund’s “Total Annual Fund Operating Expenses” (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) will be limited to 2.25% for Class A shares and 3.00% for Class C shares, as indicated in the Prospectus.  It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Fund.

For the fiscal year ended April 30, 2008, the Fund paid fees to Pope Asset Management, LLC, its former adviser, in the amount of $109,689 (after the former adviser waived $489) and to the Sub-Adviser, who was at the time the Adviser to the Fund, in the amount of $353,895 (after the Sub-Adviser waived $37,366). For the fiscal year ended April 30, 2009, the Fund paid fees to the Sub-Adviser, who was at the time the Adviser to the Fund, in the amount of $82,405 (after the Sub-Adviser waived $160,758). For the fiscal year ended April 30, 2010, the Fund paid fees to the Sub-Adviser, who was at the time the Adviser to the Fund, in the amount of $92,455 (after the Sub-Adviser waived $126,540).

8.	The section entitled “MANAGEMENT AND ADMINISTRATION – Investment Sub-Adviser” is hereby replaced in its entirety with the following:

Parr Financial Group, LLC, 5100 Poplar Avenue, Suite 3117, Memphis, Tennessee 38137, serves as investment sub-adviser to the Fund.  Information about the Sub-Adviser and its duties and compensation as sub-adviser is contained in the Prospectus.  From August 1, 2007 until March 15, 2011, the Sub-Adviser served as investment adviser to the Fund.

The Sub-Adviser has been engaged in the investment advisory business since July 2007.  As of April 30, 2010, the Sub-Adviser had approximately $24.0 million under management and advised 13 clients. The Fund is the Sub-Adviser’s only registered investment company client. Stephen L. Parr is the managing member of the Sub-Adviser and serves as its portfolio manager.

The Sub-Adviser assists the Adviser in supervising the Fund’s investments pursuant to an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement’).  The Sub-Advisory Agreement is effective for an initial two-year period and thereafter will be subject to renewals for periods of one year only so long as such renewal and continuance is specifically approved at least annually by the Trustees, including a majority of the Independent Trustees or by vote of a majority of the Fund’s outstanding voting securities.  The Sub-Advisory Agreement is terminable without penalty on 30 days’ notice by the Trustees or by vote of a majority of the outstanding voting securities of the Fund.  The Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Under the Sub-Advisory Agreement, the Sub-Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Sub-Adviser in the performance of its duties; or from its reckless disregard of its duties and obligations under the Sub-Advisory Agreement.

For its sub-advisory services to the Fund, the Sub-Adviser receives from the Adviser a monthly investment management fee equal to an annualized rate 0.35% of the Fund’s assets.  Compensation received by the Sub-Adviser during the period in which the Sub-Adviser served as Adviser to the Fund is set forth above under “Management and Administration – Investment Adviser”

9.	The section entitled “Management and Administration – Distributor” is hereby updated as follows:

Christopher Anci and David Ganley, each an affiliated person of the Fund, are also affiliated persons of the Adviser, the Administrator and Distributor.

10.	Resignation of Former Trustees.

With the election of new trustees at the Shareholders Meeting, James W. McDowell, Jr., Stephen L. Parr and Donald G. Wood have resigned as trustees of the Trust.

Investors should retain this supplement for future reference.